AMENDMENT 002

                                       To

                           Software License Agreement

                           Agreement Number: STL93199

                                     between

                   International Business Machines Corporation

                             Santa Teresa Laboratory

                                555 Bailey Avenue

                               San Jose, CA 95141

                                       and

                                Multi Soft, Inc.

                               4262 U.S. Route # 1

                        Monmouth Junction, NJ 08852-1905




                                IBM CONFIDENTIAL

                           May 15, 1995 Amendment 002

                      Software License Agreement # STL93199

     This is Amendment Number 002 (hereinafter referred to as "AMND2") to Software License Agreement # STL93199 (hereinafter referred to as "SLA") between International Business Machines Corporation (hereinafter called "IBM"), with an address for purposes of this AMND2 at Santa Teresa Laboratory, 555 Bailey Avenue, San Jose, CA 95141, and Multi Soft, Inc., (hereinafter called "Multi Soft"), with an address at 4262 U.S. Route # 1, Monmouth Junction, NJ 08852- 1 905.

I Section 4.3.1 "Maintenance Option" of the SLA is hereby deleted in its entirety and replaced with the following:

     4.3.1 Maintenance Option

     If, at anytime after July 1, 1995, the average total combined monthly royalties accrued to Multi Soft under this SLA and marketing agreements, between the parties or between Multi Soft and IBM Subsidiaries, including but not limited to, (i) the International Software Marketing Agreement numbered ISMA-MPC-006, dated January 12, 1994, (ii) the Product Remarketing Supplement to International Software Marketing Agreement ISMA-MPC-006, dated May 3, 1994; (iii) the License Agreement for Use and Marketing of Program Materials numbered 9661, dated June 20, 1994, and (iv), the Product Remarketing Territory Agreement numbered 649-REM9407, dated October 28, 1994 (total royalty amounts paid and/or accrued to Multi Soft pursuant to agreement between the parties, including any advances on royalties, divided by the number of full calendar months that have passed since the end of the sixth (6th) month following execution of this SLA), shall be less than ten thousand U.S. dollars ($10,000.00) per month, then for any month during which the accrued royalties due Multi Soft are less than ten thousand U.S. dollars ($10,000.00), IBM will either (a) for as long as IBM continues to require Technical Support from Multi Soft, pay Multi Soft, in addition to the royalty amount otherwise due for each such month, an amount equal to the difference between ten thousand U.S. dollars ($10,000.00) and the amount of royalties accrued by Multi soft for such month, or (b) notify Multi soft in writing that IBM no longer requires that Multi soft provide Technical Support. If IBM so notifies Multi Soft that it no longer requires Multi Soft to provide Technical Support, Multi Soft shall be relieved of its obligations under this Section 4 3, "Maintenance and Support."

     Any amounts paid to Multi Soft pursuant to Sub-Section 4.3.1 (a) above, shall be considered a non-refundable, advance against royalties and subject to reconciliation terms as specified in Section 6.1, "Advance on Royalties".


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                                IBM CONFIDENTIAL


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                       May 15, 1995 Amendment Number: 002

                      Software License Agreement # STL93199

II Section 6.0 "Royalties and Payments" of the SLA is hereby deleted in its entirety and replaced with the following:

     6.0 Royalties and Payments

     6.1 Advance on Royalties

     1. To the extent that royalties accrued to Multi Soft during a Royalty Accounting Period are less than the amounts specified in the schedule below, IBM shall pay Multi Soft up to three hundred thousand ($300,000.00) dollars as a non-refundable advance against future royalties due Multi Soft pursuant to the royalty terms of this Agreement. Such advances will be provided according to the following schedule or, with the exception of the first payment, within thirty (30) days of receipt of a Multi Soft invoice in accordance with subsection 3. herein:

     -- $50,000.00 upon the execution of this Agreement

     -- $50,000.00 thirty (30) days after the Agreement's execution date;

     -- $50,000.00 sixty (60) days after the Agreement's execution date;

     -- $50,000.00 ninety (90) days after the Agreement's execution date;

     -- $10,000.00 at the end of each of the next seven (7) months; and

     -- $30,000.00 within thirty (30) days after the seventh (7) month.

     2. All royalty advance amounts will be reconciled against future royalties due Multi Soft (i.e., royalties that become due will be credited as paid out of royalty advance amounts) at a 100% rate until April 1, 1995. One hundred fifty thousand U.S. dollars ($150,000.00) of the advance amounts specified in Section 6. 1( 1 ) shall, as of June I, 1995, no longer be subject to offset against royalties accrued. The remaining amount, up to one hundred fifty thousand U.S. dollars ($150,000.00) shall be reconciled against all future royalties or payments due Multi Soft from IBM (e.g., royalties or payments that become due pursuant to this SLA and any marketing agreements between the parties, including but not limited to, (i) the International Software Marketing Agreement numbered ISMA-MPC-006, dated January 12, 1994; (ii) the Product Remarketing Supplement to International Software Marketing Agreement ISMA-MPC-006, dated May 3, 1994; (iii) the License Agreement for Use and Marketing of Program Materials numbered 966 1, dated June 20, 1 994, and (iv), the Product Remarketing Territory Agreement numbered 649-REM9407, dated October 28, 1994,) and will be credited as paid out of royalty advance amounts at a fifty percent (50%) rate. In other words, fifty percent (50%) of the royalties or payment amounts accrued during any Royalty Accounting Period shall be credited toward any outstanding advance amounts until the one hundred and fifty thousand U.S. dollars ($150,000.00) is fully credited, while fifty


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                                IBM CONFIDENTIAL

                        May 15,1995 Amendment Number: 002

                      Software License Agreement # STL93199

     percent (50%) of the royalties or payment amounts accrued during any Royalty Accounting Period shall be paid to Multi Soft.

     3. Multi Soft will submit invoices, referencing this Agreement by Agreement Number and Date, to the following address:

     IBM Corporation

     Software Royalty Accounting

     Dept. B2-152

     50 Kettletown Road

     Southbury, CT 064X8

     6.2 Royalties

     1. Other than as specified in Sections 6.2 (2) and 6.2 (3) below, in consideration of the rights and licenses granted to IBM pursuant to Section 3.0, "Grants of Rights and License", in the case of licenses sold to customers based on offers IBM extends to potential customers generally, IBM shall pay Multi Soft twenty-two percent (22%) of the IBM revenue received from customers for each copy of the Licensed Work which is licensed as a Product to an end user customer and for which IBM receives a Product license fee (following any IBM authorized test or trial period).

     2. In further consideration of the rights and licenses granted to IBM pursuant to Section 3.0, "Grants of Rights and License", in situations where IBM makes a Negotiated Sale of (i) a Product and/or (ii) the WCL Development Toolkit With IBM IMS Extensions which IBM markets pursuant to marketing agreements in place with Multi Soft, IBM shall, notwithstanding
     Section 6.2 (1) above, pay Multi Soft twenty-five percent (25%) of the revenue IBM receives from customers for the copies of the Licensed Work which is licensed as a Product and for which IBM receives a Product license fee (following any IBM authorized test or trial period). For purposes of this Section 6.2 (2), "Negotiated Sale(s)" means agreement by a customer to purchase licenses to a Product and/or WCL Development Toolkit With IBM IMS Extensions on teens more favorable than those IBM extends to potential customers generally. Any fees due Multi Soft for sales of the WCL Development Toolkit With IBM IMS Extensions as part of such Negotiated Sale shall be as specified in the marketing agreement between IBM or an IBM Subsidiary and Multi Soft, pursuant to which IBM is authorized to market the WCL Development Toolkit With IBM IMS Extensions.

     3. In further consideration of the rights and licenses granted to IBM pursuant to Section 3.0, "Grants of Rights and License", in situations where IBM negotiates a Site License Sale of (i) a Product and/or (ii) the WCL Development Toolkit With IBM IMS Extensions


                                  Page 4 of 15

                                IBM CONFIDENTIAL

                       May 15, 1995 Amendment Number: 002

                      Software License Agreement # STL93199

     which IBM markets pursuant to marketing agreements in place with Multi Soft, IBM shall, notwithstanding Sections 6.2 (1) and 6.2 (2) above, pay to Multi Soft twenty five thousand U.S. dollars ($25,000.00) as a complete and total royalty obligation for each such sale. For purposes of this Section
     6.2 (3) "Site License Sale" means licensing and authorizing a customer to make an unlimited number of copies of WCL Development Toolkit With IBM IMS Extensions for use within a single physical site (or complex with a single location address), along with an unlimited number of Product copies for use both at the customer's single physical site and all its remote sites. Notwithstanding anything to the contrary in any marketing agreements between IBM and Multi Sot] pursuant to which IBM is authorized to market the WCL Development Toolkit With IBM IMS Extensions, the twenty five thousand U.S. dollar ($25,000.00) payment specified herein shall be the only payment due Multi Soft from IBM or any IBM Subsidiary for each such Site License Sale.

     4. Notwithstanding Sections 6.2 (1) and 6.2 (2) above, IBM agrees to pay or accrue to Multi Soft a minimum royalty for each copy of the Licensed Work for which IBM receives revenue as specified in Sections 6.2 (1) and 6.2 (2) (but not Section 6.2 (3)) above, of an amount equal to twenty two percent (22%) of an amount equal to fifty percent (50%) of a Product's United States List Price (i.e. eleven percent (11%) of such Product's U.S. List Price). This minimum royalty shall also apply in any cases where IBM packages a Product with other IBM and/or non-lBM products and offers them at a single price to customers, where the portion of the single price attributable to the Product is not readily ascertainable.

     5. Notwithstanding the foregoing, Multi Soft agrees to waive all royalty fees for copies of the Licensed Work which IBM or its Subsidiaries (a) use or distribute solely for (i) education and training of employees of IBM or its Subsidiaries in the use of the Licensed Work, (ii) education of IBM's or its Subsidiary's customers, (iii) or demonstration, evaluation
     (including copies provided to potential customers for such purposes), archival or backup purposes, including the distribution of Products on a CD ROM or other media on which the Product is capable of being secured (e.g., "locked" or "encrypted") to limit a recipient's use of a Product, where IBM may allow some limited preview, trial or demonstration use of the Product, but will deny the recipient the ability to make full, intended use of the Product, unless and until the recipient obtains a full license from IBM and receives an unlocking or decryption facility, (iv) licenses for copies of the Product to be installed and used by the primary work location user at home or on a portable computer, when a valid license to an identical copy has been right procured for installation and use on a machine (other than a network server) used at a primary work location, and provided that the user is authorized to use the Product on only one machine at a time, or (b) sublicense to educational institutions pursuant to HESC/ESAP or similar programs.

     6. No royalty or other charge shall be payable by IBM for pictorial, graphic or audio/visual works, including but not limited to, icons, screens, music and characters, created as a result of execution of the Licensed Work or Derivative Works thereof, whether such Works are


                                  Page 5 of 15

                                IBM CONFIDENTIAL


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                       May 15, 1995 Amendment Number: 002

                      Software License Agreement # STL93199

     created by use of the Licensed Work or with other programming or through other means. No royalty or other charge shall be payable by IBM for use in IBM products of the same or similar protocols and/or interfaces related to or contained in the Licensed Work.

     7. In cases of IBM or IBM Subsidiary marketing of licenses to a Product outside of the United States and Puerto Rico markets, revenue, for purposes of this SLA shall be deemed to equal the number of copies of the Product licensed multiplied by fifty percent (50 %) of the then current United States List Price of the Product.

     6.3 SCCT Royalties

     In the event that IBM obtains the possession of the Trust Property, as defined in the SCCT:

     1. The WCL Development Toolkit With IBM IMS Extensions shall be deemed to be a Licensed Work under this SLA, and all other provisions of this SLA shall apply to such Licensed Work; and

     2. With regard to the WCL Runtime With IBM IMS Extensions as a Licensed Work, IBM shall continue to pay Multi Soft any as yet unpaid amounts specified in Section 6.1 "Advance on Royalties" and in place of the amounts specified in Section 6.2, Royalties, fifty percent (50%) of the royalty amounts specified in Section 6.2, "Royalties" herein (i.e. in Section 6.2
     (1) twenty-two  percent (22%) shall be eleven percent (11%); in Section 6.2
     (2) twenty-five percent (25%) shall be twelve and one half percent (12.5%); in Section 6.2 (3) twenty-five thousand dollars ($25,000.00) shall be twelve thousand, five hundred dollars ($12,500.00) and in Section 6.2 (4) twenty-two percent (22%) of an amount equal to fifty percent (50%) shall be eleven percent (11%) of an amount equal to fifty percent (50%) of a Product's U.S. List Price). Section 6.2(7) continues to apply to licenses marketed outside of the United States and Puerto Rico. Such royalty payments will continue for five (5) years after the date IBM exercises its rights under the SCCT, and thereafter, IBM shall have no further royalty or payment obligations pursuant to such Licensed Work; and

     3. With regard to the WCL Development Toolkit With IBM IMS Extensions as a Licensed Work, IBM will pay Multi Soft the royalty amounts specified in Sections 6.3(3)a - 6.3(3)f below, rather than any amounts specified in Sections 6 2(1) - 6.2(4).

     6.3(3)a Other than as specified in Sections 6.3(3)b and 6.3(3)c below, in consideration of the rights and licenses granted to IBM pursuant to Section 3.0, "Grants of Rights and License" in the case of licenses sold to customers based on offers IBM extends to potential customers generally, IBM shall pay Multi Soft seventeen and one half percent (17.5%) of the revenue received from customers for each copy of the Licensed Work which is licensed as a Product to an end user customer and for which IBM receives a Product license fee (following any IBM authorized test or trial period). Such payments shall continue for five


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                                IBM CONFIDENTIAL

                       May 15, 1995 Amendment Number: 002

                      Software License Agreement # STL93199

     (5) years after the date IBM exercises its rights under the SCCT, and thereafter, IBM shall have no further royalty or payment obligations pursuant to such Licensed Work; and

     6.3(3)b In further consideration of the rights and licenses granted to IBM pursuant to Section 3.0, "Grants of Rights and License," in situations where IBM makes a Negotiated Sale of (i) a Product based on a WCL Runtime With IBM IMS Extensions and/or (ii) a product based on a WCL Development Toolkit With IBM IMS Extensions, IBM shall, notwithstanding Section 6.3(3)a above, pay Multi Soft twelve and one-half percent (12.5%) of the revenue IBM receives from customers for the copies of the Licensed Work which is licensed as a Product and for which IBM receives a Product license fee (following any IBM authorized test or trial period). For purposes of this
     Section 6.3(3)b, "Negotiated Sale(s)" means agreement by a customer to purchase licenses to a Product based on a WCL Runtime With IBM IMS Extensions and/or a Product based on WCL Development Toolkit With IBM IMS Extensions in any combination on fee terms more favorable than those IBM extends to potential customers generally. No other fees shall be due to Multi Soft for sales of the WCL Development Toolkit With IBM IMS Extensions under any marketing agreement between IBM and Multi Soft pursuant to which IBM is authorized to market the WCL Development Toolkit With IBM IMS Extensions. Such payments specified in this Section 6 3(3)b shall continue for five (5) years after the date IBM exercises its rights under the SCCT, and thereafter, IBM shall have no further royalty or payment obligations pursuant to such Licensed Work, and

     6.3(3)c In further consideration of the rights and licenses granted to IBM pursuant to Section 3.0, "Grants of Rights and License," in situations where IBM negotiates a Site License Sale of (i) a Product based on a WCL Runtime With IBM IMS Extensions and/or (ii) a Product based on a WCL Development Toolkit With IBM IMS Extensions, IBM shall, notwithstanding Sections 6.3(3)a and 6.3(3)b and 6.2(3) above, pay or accrue to Multi Soft twelve thousand five hundred dollars ($12,500) as a complete and total royalty obligation for such sale. For purposes of this Section 6.3(3)c "Site License Sale" means licensing and authorizing a customer to make an unlimited number of copies of Products based on WCL Development Toolkit With IBM IMS Extensions for use within a single physical site (or complex with a single location address), along with an unlimited number of copies of Product based on a WCL Runtime With IBM IMS Extensions for use at both the customers single physical site and all remote sites. No other fees shall be due to Multi Soft for sales of the WCL Development Toolkit With IBM IMS Extensions under any marketing agreement between IBM and Multi Soft pursuant to which IBM is authored to market the WCL Development Toolkit With IBM IMS Extensions. The twelve thousand five hundred dollar amount specified in this Section 6.3(3)c is not to be paid in addition to the amount specified in Section 6.2(3) - only one such amount shall be paid for each Site License Sale. Such payments specified in this Section 6.3(3)c shall continue for five (5) years after the date IBM exercises its rights under the SCCT, and thereafter, IBM shall have no further royalty or payment obligations pursuant to such Licensed Work, and


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                                IBM CONFIDENTIAL

                       May 15, 1995 Amendment Number: 002

                      Software License Agreement # STL93199

     6.3(3)d Notwithstanding Sections 6.3(3)a and 6.3(3)b above, IBM agrees to pay or accrue to Multi Soft a minimum royalty for each copy of the Product based on WCL Development Toolkit With IBM IMS Extensions for which IBM receives revenue as specified in Sections 6.3(3)a and 6.3(3)b (but not Section 6.3(3)c) above of an amount equal to seventeen and one-half percent (17.5%) of an amount equal to fifty percent (50%) of the United States List price of a Product based on WCL Development Toolkit With IBM IMS Extensions. This minimum royalty shall also apply in any cases where IBM packages such a Product with other IBM and/or non-IBM products and offers them at a single price to customers, where the portion of the single price attributable to the Product is not readily ascertainable. Such payments specified in this Section 6.3(3)d shall continue for five (5) years after the date IBM exercises its rights under the SCCT, and thereafter, IBM shall have no further royalty or payment obligations pursuant to such Licensed Work; and

     6.3(3)e In cases of IBM or IBM Subsidiary marketing of licenses to the Product based on WCL Development Toolkit With IBM IMS Extensions outside of the United States and Puerto Rico markets, revenue, for purposes of this SLA shall be deemed to equal the number of copies of the Product licensed multiplied by seventy percent (70 %) of the then current United States List Price of the Product; and

     6.3(3)f The payments specified herein shall replace and supersede any payments otherwise specified in any marketing agreements between the parties or between Multi Soft and any IBM Subsidiaries; and

     4. Notwithstanding the foregoing, Multi Soft agrees to waive all royalty fees for copies of the WCL Development Toolkit With IBM IMS Extensions or WCL Runtime With IBM IMS Extensions which IBM or its Subsidiaries (a) use or distribute solely for (i) education and training of employees of IBM or its Subsidiaries in the use of the WCL Development Toolkit With IBM IMS Extensions or WCL Runtime With IBM IMS Extensions, (ii) education of IBM's or its Subsidiary's customers, (iii) demonstration, evaluation (including copies provided to potential customers for such purposes), archival or backup purposes, including the distribution of Products on a CD ROM or other media on which the Product is capable of being secured (e.g., "locked" or "encrypted") to limit a recipient's use of a Product, where IBM may allow some limited preview, trial or demonstration use of the Product, but will deny the recipient the ability to make full, intended use of the Product, unless and until the recipient obtains a fill license from IBM and receives an unlocking or decryption facility, (iv) licenses for copies of the Product to be installed and used by the primary work location user at home or on a portable computer, when a valid license to an identical copy has been rightfully procured for installation and use on a machine (other than a network server) used at a primary work location, and provided that the user is authorized to use the Product on only one machine at a time, or
     (b) sublicense to educational institutions pursuant to HESC/ESAP or similar programs.


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                                IBM CONFIDENTIAL


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                       May 15, 1995 Amendment Number: 002

                      Software License Agreement # STL93199

     5. No royalty or other charge shall be payable by IBM for pictorial, graphic or audio/visual works, including but not limited to, icons, screens, music and characters, created as a result of execution of the WCL Development Toolkit With IBM IMS Extensions or WCL Runtime With IBM IMS Extensions or Derivative thereof, whether such Works are created by use of the WCL Development Toolkit With IBM IMS Extensions or WCL Runtime With IBM IMS Extensions or with other programming or through other means. No royalty or other charge shall be payable by IBM for use in IBM products of the same or similar protocols and/or interfaces related to or contained in the Licensed Work.

     6. Multi Soft shall deliver a newly completed Certificate of Originality covering the WCL Development Toolkit With IBM IMS Extensions and the WCL Runtime With IBM IMS Extensions within ten (10) working days of receiving notice from IBM that IBM is obtaining possession of the Trust Property.

     6.4 Payment of Royalties

     Payments will be made on a quarterly basis. Within thirty (30) days after the end of each calendar quarter, IBM shall pay, net of refunds to
     customers  and  adjustments  (e.g.,   outstanding  advance  on  royalties),
     royalties accrued during the Royalty Accounting Periods of such calendar quarter.

     6.5 Audit

     IBM shall maintain complete and accurate accounting records, in accordance with sound accounting practices, to support and document royalties payable in connection with the Licensed Works. Such records shall be retained for a period of at least three (3) years after the royalties to which such records relate have accrued and been paid. IBM shall, upon written request, during normal business hours, but not more frequently than once each calendar year, provide access to such records for the immediately preceding three (3) year period to an independent accounting firm chosen and compensated by Multi Soft for purposes of audit. Such accounting firm shall be required to sign an agreement with IBM protecting IBM's confidential information and shall be authorized by IBM to report to Multi Soft only the amount of royalties due and payable for the period examined.

     6.6 Alternative Competitive Royalties

     Notwithstanding any provisions in this SLA or any marketing agreement between the parties or between Multi Soft and an IBM Subsidiary, if IBM identifies an opportunity to market multiple Product licenses to a customer in one (l) transaction, and a lower royalty amount is deemed by IBM to be required for IBM to be competitive, IBM may request a lower royalty amount from Multi Soft for such transaction. If Multi Soft agrees to such lower royalty amount for the transaction, Multi Soft shall send a letter to IBM, executed by an authorized representative of Multi Soft, specifying such lower royalty amount.


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                       May 15, 1995 Amendment Number: 002

                          Software Agreement # STL93199

     6.7 Exclusive Statement of Royalty Obligations

     This Section 6 0, Royalties and Payments" and Section 7.0, "Source Code License Option" shall constitute the complete and exclusive statement of payment to which Multi Soft shall or may be entitled to in consideration of rights and licenses granted in this SLA.

III Section 7.0 "Source Code License Option" through Section 7.1.1 "Option Royalties" of the SLA are hereby deleted in its entirety and replaced with the following:

     7.0 Source Code License Option

     At anytime during the term of this SLAY IBM shall have the option to obtain the rights and licenses to all of the then current Code and related internal and external documentation of the WCL Development Toolkit With IBM IMS Extensions and the WCL Runtime With IBM IMS Extensions, identical in scope to the rights and licenses to the Licensed Work presently contained herein, including, but not limited to, the provisions of Section 3.1, "Grants of License to IBM" on page 6, (but such licenses shall not be limited to the term of this SLA), in return for amounts specified in
     Section 7.1, "Source Code License Payment" below, at the time IBM elects to exercise this option.

     7.1 Source Code License Payment

     In return for the rights and licenses granted to IBM pursuant to Section 7.0, Source Code License Option" of this SLA, IBM shall pay to Multi Soft:

            If IBM chooses to exercise its      Then IBM shall pay to Multi Soft

                 option on or before:                    the amount of:

                  October 8, 1994                        $1,500,000.00

                  October 8, 1995                        $1,750,000.00

                  October 8, 1996                        $2,000,000.00 .



     If IBM chooses to exercise its option during any year after October, 8, 1996, IBM shall pay to Multi Soft an additional ten percent (10%) compounded annually. For example, (i) if the option is exercised between October 9, 1996 and October 8, 1997, IBM will pay Multi Soft two million, two hundred thousand U.S. dollars ($2,200,000.00), and (ii) if exercised between October 9, 1997 and October 8, 1998, IBM will pay Multi Soft two million, four hundred and twenty thousand U.S. dollars ($2,420,000.00), etc.

                                IBM CONFIDENTIAL

                       May 15, 1995 Amendment Number: 002

                      Software License Agreement # STL93199

     7.1.1 Option Royalties

     In the event that IBM exercises this option:

     1. The WCL Development Toolkit With IBM IMS Extensions shall be deemed to be a Licensed Work under this SLA, and all other provisions of this SLA shall apply to such Licensed Work; and

     2. Multi Soft deliver the Code and other materials licensed pursuant to this Section to IBM within ten (10) working days of having received notification that IBM is exercising its option. After IBM's written acceptance of such code and other materials are provided by Multi Soft, IBM shall:

     a. Terminate the SCCT, relieving Multi Soft of its obligations to deposit the Trust Property as defined in such SCCT; and

     b. Terminate the SLA according to its terms, relieving Multi Soft of its obligations thereunder, other than those that survive;

     3. With regard to the WCL Runtime With IBM IMS Extensions as a Licensed Work IBM shall continue to pay Multi Soft fifty percent (50%) of the royalty amounts specified in Section 6.2, "Royalties" herein (i.e. in Section 6.2 (1) twenty-two percent (22%) shall be eleven percent (11%); in Section 6.2 (2) twenty-five percent (25%) shall be twelve and one half percent (12.5%); in Section 6.2 (3) twenty-five thousand dollars ($25,000.00) shall be twelve thousand, five hundred dollars ($12,500.00) and in Section 6.2 (4) twenty-two percent (22%) shall be eleven percent (11%) of an amount equal to fifty percent (50%) of a Product's U.S. List Price). Such royalty payments will continue for five
     (5) years after the date IBM exercises its Source Code License Option, and thereafter, IBM shall have no further royalty or payment obligations pursuant to such Licensed Work; and

     4. With regard to the WCL Development Toolkit With IBM IMS Extensions as a Licensed Work, IBM will pay Multi Soft the royalty amounts specified in Sections 7.1.1(4)a - 7.1.1(4)f below, rather than any amounts specified in Sections 6.2(1) - 6.2(4).

     7.1.1(4)a Other than as specified in Sections 7.1.1(4)b and 7.1.1(4)c below, in consideration of the rights and licenses granted to IBM pursuant to Section 3.0, "Grants of Rights and License" in the case of licenses sold to customers based on offers IBM extends to potential customers generally, IBM shall pay Multi Soft seventeen and one half percent ( 17. 5%) of the revenue received from customers for each copy of the Licensed Work which is licensed as a Product to an end user customer and for which IBM receives a Product license fee (following any IBM authorized test or trial period). Such payments shall continue for five (5) years after the date IBM exercises its rights under the SCCT, and thereafter, IBM shall have no further royalty or payment obligations pursuant to such Licensed Work; and

                                IBM CONFIDENTIAL

                       May 15, 1995 Amendment Number: 002

                      Software License Agreement # STL93199

     7.1.1(4)b In further consideration of the rights and licenses granted to IBM pursuant to Section 3.0, "Grants of Rights and License," in situations where IBM makes a Negotiated Sale of (i) a Product based on a WCL Runtime With IBM IMS Extensions and/or (ii) a Product based on a WCL Development Toolkit With IBM IMS Extensions, IBM shall, notwithstanding Section 7.1.1(4)a above, pay Multi Soft twelve and one-half percent (12.5%) of the revenue IBM receives from customers for the copies of the Licensed Work which is licensed as a Product and for which IBM receives a Product license fee (following any IBM authorized test or trial period). For purposes of this Section 7.1.1(4)b, "Negotiated Sale(s)" means agreement by a customer to purchase licenses to a Product based on a WCL Runtime With IBM IMS Extensions and/or a Product based on WCL Development Toolkit With IBM IMS Extensions in any combination on fee terms more favorable than those IBM extends to potential customers generally. No other fees shall be due to Multi Soft for sales of the WCL Development Toolkit With IBM IMS Extensions under any marketing agreement between IBM and Multi Soft pursuant to which IBM is authorized to market the WCL Development Toolkit With IBM IMS Extensions. Such payments specified in this Section 7.1.1(4)b shall continue for five (5) years after the date IBM exercises its rights under the SCCT, and thereafter, IBM shall have no further royalty or payment obligations pursuant to such Licensed Work; and

     7.1.1(4)c In further consideration of the rights and licenses granted to IBM pursuant to Section 3 0, "Grants of Rights and License," in situations where IBM negotiates a Site License Sale of (i) a Product based on a WCL Runtime With IBM IMS Extensions and/or (ii) a Product based on a WCL Development Toolkit With IBM IMS Extensions, IBM shall, notwithstanding Sections 7.1 .1 (4)a, 7.1 .1(4)b and 6.2(3) above, pay or accrue to Multi Soft twelve thousand five hundred dollars ($12,500) as a complete and total royalty obligation for such sale. For purposes of this Section 7.1.1(4)c "Site License Sale" means licensing and authorizing a customer to make an unlimited number of copies of Products based on WCL Development Toolkit With IBM IMS Extensions for use within a single physical site (or complex with a single location address), along with an unlimited number of copies of Product based on a WCL Runtime With IBM IMS Extensions for use at both the customer's single physical site and all remote sites. No other fees shall be due to Multi Soft for sales of the WCL Development Toolkit With IBM IMS Extensions under any marketing agreement between IBM and Multi Soft pursuant to which IBM is authorized to market the WCL Development Toolkit With IBM IMS Extensions. The twelve thousand five hundred dollar ($12,500) amount specified in this Section 7.1.1(4)b is not to be paid in addition to the amount specified in Section 6.2(3) - only one such amount shall be paid for each Site License Sale. Such payments specified in this Section 7.1.1(4)c shall continue for five (5) years after the date IBM exercises its rights under the SCCT, and thereafter, IBM shall have no further royalty or payment obligations pursuant to such Licensed Work; and

     7.1.1(4)d Notwithstanding Sections 7.1.1(4)a and 7.1.1(4)b above, IBM agrees to pay or accrue to Multi Soft a minimum royalty for each copy of the Product based on WCL

                                IBM CONFIDENTIAL

                        May 15,1995 Amendment Number: 002

                      Software License Agreement # STL93199

     Development Toolkit With IBM IMS Extensions for which IBM rives as specified in Sections 7.1.1(4)a and 7.1.1(4)b (but not Section 7.1.1(4)c) above of an amount equal to seventeen and one-half percent ( 17.5%) of an amount equal to fifty percent (50%) of the United States List pace of a Product based on WCL Development Toolkit With IBM IMS Extensions. This minimum royalty shall also apply in any cases where IBM packages such a Product with other IBM and/or non-lBM products and offers them at a single pace to customers, where the portion of the single pace attributable to the Product is not readily ascertainable. Such payments specified in this
     Section 7.1.1(4)d shall continue for five (5) years alter the date IBM exercises its rights under the SCCT, and thereafter, IBM shall have no further royalty or payment obligations pursuant to such Licensed Work; and

     7.1.1(4)e In cases of IBM or IBM Subsidiary marketing of licenses to the Product based on WCL Development Toolkit With IBM lMS Extensions outside of the United States and Puerto Rico markets, revenue, for purposes of this SLA shall be deemed to equal the number of copies of the Product licensed multiplied by seventy percent (70 %) of the then current United States List Price of the Product; and

     7.1.1(4)f The payments specified herein shall replace and supersede any payments otherwise specified in any marketing agreements between the parties or between Multi Soft and any IBM Subsidiaries; and

     5. Notwithstanding the foregoing, Multi Soft agrees to waive all royalty fees for copies of the WCL Development Toolkit With IBM IMS Extensions or WCL Runtime With IBM IMS Extensions which IBM or its Subsidiaries (a) use or distribute solely for (i) education and training of employees of IBM or its Subsidiaries in the use of the WCL Development Toolkit With IBM IMS Extensions or WCL Runtime With IBM IMS Extensions, (ii) education of IBM's or its Subsidiaries customers, or (iii) demonstration, evaluation (including copies provided to potential customers for such purposes), archival or backup purposes, including the distribution of Products on a CD ROM or other media on which the Product is capable of being secured (e.g., "locked" or "encrypted") to limit a recipient's use of a Product, where IBM may allow some limited preview, trial or demonstration use of the Product, but will deny the recipient the ability to make full, intended use of the Product, unless and until the recipient obtains a full license from IBM and receives an unlocking or decryption facility, (iv) licenses for copies of the Product to be installed and used by the primary work location user at home or on a portable computer, when a vapid license to an identical copy has been right procured for installation and use on a machine (other than a network server) used at a primary work location, and provided that the user is authorized to use the Product on only one machine at a time, or (b) sublicense to educational institutions pursuant to HESC/ESAP or similar programs.

                                IBM CONFIDENTIAL

                        May 15,1995 Amendment Number: 002

                           Software License # STL93199

     6. No royalty or other charge shall be payable by IBM for pictorial, graphic or audio/visual works, including but not limited to, icons, screens, music and characters, created as a result of execution of the WCL Development Toolkit With IBM IMS Extensions or WCL Runtime With IBM IMS Extensions or Derivative Works thereof, whether such Works are created by use of the WCL Development Toolkit With IBM IMS Extensions or WCL Runtime With IBM IMS Extensions or with other programming or through other means. No royalty or other charge shall be payable by IBM for use in IBM products of the same or similar protocols and/or interfaces related to or contained in the Licensed Work.

     7. Multi Soft shall deliver a newly completed Certificate of Originality covering the WCL Development Toolkit With IBM IMS Extensions and the WCL Runtime With IBM IMS Extensions within ten (10) working days of receiving notice from IBM that IBM is exercising Source Code License Option.

IV Section 16.2 "Technical Coordinators" of the SLA is hereby deleted in its entirety and replaced with the following:

             For IBM:                         For Multi Soft:

             Dan Wardman                      Ray Ingram

             IBM Corporation                  Multi Soft, Inc.

             555 Bailey Avenue                4262 US Route I

             P. O. Box 49023

             San Jose, CA 95161-9023          Monmouth Junction, NJ 088512-1905


             Phone: (408) 463-2581            Phone: (908) 329-9200

             Fax: (408)463~101                Fax: (908)329-1386

All other provisions of this SLA remain in full force and effect in accordance with their terms.

                                IBM CONFIDENTIAL

                       May 15, 1995 Amendment Number: 002

                       Software License Agreement STL93199

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 002 to the SLA to be executed by their respective authorized representatives:

           Multi Soft, Inc.              International Business Machines
                                                  Corporation

       ACCEPTED AND AGREED TO:            ACCEPTED AND AGREED TO:

By:                                By:
    ---------------------------        --------------------------------

Name      Charles Lombardo         Name   C. E. Tadlock

Title:       Chairman              Title: Business Alliances & Contracts Manager

Date:                              Date:
    ---------------------------        --------------------------------

                                IBM CONFIDENTIAL